1 BB&T BB&T 2007 Manufacturing and 2007 Manufacturing and Materials Conference Materials Conference March 22, 2007 March 22, 2007 * * * ****************** Exhibit 99.1

Olin Attendees
Olin Attendees
Joseph D. Rupp
Chairman, President & Chief Executive Officer
John E. Fischer
Vice President & Chief Financial Officer
John L. McIntosh
Vice President & President, Chlor Alkali Products
Larry P. Kromidas
Assistant Treasurer & Director, Investor Relations
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Company Overview
Company Overview
All financial data are for the year ending 2006 and in millions of U.S. dollars, except EPS.  Shown above is income before taxes from continuing operations. Additional information is available on Olin’s website www.olin.com in the Investor Relations section.
Winchester
Chlor Alkali
North American Producer of
Chlorine and Caustic Soda
Revenue: $666
Income:  $256
North American Producer of
Ammunition
Revenue: $374
Income:  $16
Metals
Specialty Copper-Based Products
and Related Engineered Materials
Revenue: $2,112
Income:  $58
Revenue:  $3,152
Pretax Inc. from Cont. Ops.:  $201
Earnings Per Diluted Share:  $2.06
Olin
Year Ending Dec. 31, 2006
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Olin Vision
To be a leading Basic Materials company delivering
attractive, sustainable shareholder returns
• Being low cost, high quality producer, and #1 or #2
supplier in the markets we serve
• Providing excellent customer service and advanced
technological solutions
• Following our customers globally where we can do it
profitably
• Generating returns above the cost of capital over the
economic cycle
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Olin Corporate Strategy
Olin Corporate Strategy
1.   Build on current leadership positions in Chlor-Alkali,
Metals and Ammunition
• Improve operating efficiency and profitability
• Integrate downstream selectively
• Expand globally where profitable
2.   Allocate resources to the businesses that can create the
most value
3.   Manage financial resources to satisfy legacy liabilities
TRS in Top Third S&P Mid Cap 400
ROCE Over Cost of Capital Over the Cycle
Olin Corporation Goal:  Superior Shareholder Returns
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2006 Highlights
2006 Highlights
• Highest earnings per share level since 1996
• Second consecutive record year for Chlor Alkali
Products division
• Capital expenditures for bleach expansion projects and
rail transportation to improve margins and customer
service
• Unprecedented copper, zinc and lead prices increase
working capital requirements and production expense
• Customer surcharges and price increases implemented
by Metals and Winchester divisions
• Metals closure of Waterbury Rolling Mills completed in
June, New Haven Copper shutdown expected Q2 2007,
annual savings expected to be $11-$12 million.
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2006 Highlights Continued
2006 Highlights Continued
• Metals restructuring charges were more than offset by
LIFO inventory gains
• Revenues increased 8% over 2005 primarily due to
increased selling prices and commercial sales
• Tax dispute settled favorably with IRS resulting in a
reduction in income tax expense of $22 million
• Strong investment returns, lower discount rate and an
$80 million contribution reduce pension under-funding
by $148 million from year end 2005 levels
• Completed $125 debt exchange extending maturity 5
years and lowering interest rate
• Year end cash and short-term investments were $276
million
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First Quarter 2007 Outlook
First Quarter 2007 Outlook
• Chlor Alkali expects lower ECU netbacks in Q1 2007
versus Q4 2006, but:
– $40 caustic price increase announced in Q4 2006
– $40/$50 diaphragm/high grade caustic increase announced
Q1 2007
– $25 chlorine increase announced in Q1 2007
• Metals earnings are projected to be comparable to Q1
2006 with lower volumes offset by higher pricing
• Winchester expects earnings to improve from Q1 2006
based on higher pricing and volumes, partially offset
by higher commodity costs
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• Be the preferred merchant supplier to non-integrated
chlor alkali customers
• Continue to drive cost improvements through
manufacturing and logistic optimization
• Continue our partnership philosophy with our
customers
• Opportunities to increase the value of the business at
modest capital investment
• Be a strong cash generator and value enhancer to Olin
Corporation
Olin’s Chlor Alkali Strategy
Olin’s Chlor Alkali Strategy
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Olin Has Leading Capacity Share in
Olin Has Leading Capacity Share in
Eastern U.S.
Eastern U.S.
Source: CMAI Chlor Alkali Report
•
4
th
Overall in U.S. Capacity
•
Largest Producer East of
the Mississippi River
•
Olin Has 1.23 Million tons
ECU Capacity Per Year
(1)
•
A $10 / ECU Change
Equates to an $11 Million
Change in Pretax Income at
Full Capacity, or $.10 per
share @ 35% tax rate
Dow
32%
Occidental
22%
PPG
12%
Olin
8%
Formosa
6%
Pioneer
5%
Georgia Gulf
3%
Mexichem
2%
Bayer
2%
Other
8%
(1)
Includes 50% of SunBelt
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Chlor
Chlor
Alkali
Alkali
Products
Products
• 2005 & 2006 record years, peak ECU in Q1‘06:
Q3 ’05 $515         Q1 ’06   $590 Q3 ‘06   $540
Q4 ’05 $545         Q2 ’06   $560 Q4 ’06   $520
• Chlorine and Caustic price increases announced in Q1’07
• Higher transportation and energy costs
• $1 change in Natural Gas MMBTU increases costs of
Natural Gas-based producers by $25 to $35/ECU
• Natural Gas increases plus capacity reductions have
created a more favorable long-term price outlook
• North American demand growth rate of 0.8% annually
• Net North American capacity has decreased since 2000
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North America Chlor Alkali Forecast
North America Chlor Alkali Forecast
North North America America Chlor Chlor Alkali Alkali Capacity Capacity
Reductions 2000 Through 2006 Reductions 2000 Through 2006
North North America America Chlor Chlor Alkali Alkali Capacity Capacity
Expansions 2000 Through 2006 Expansions 2000 Through 2006
80,000 Orrington, ME Holtra Chem
610,000 Ft. Saskatchewan Dow
201,000 Baton Rouge, LA Formosa Plastics
2,540,000 Total Reductions
5,000 Albany, OR Oremet
40,000
24,000
Vicksburg, MS
(3 locations)
Cedar Chem
Georgia Pacific
66,000 Acme, NC Holtra Chem
145,000 Delaware City, DE OXY
198,000 Gramercy, LA La Roche
187,000 Portland, OR Atofina
214,000 Tacoma, WA Pioneer
395,000 Deer Park, TX Oxy Vinyls LP
375,000 Plaquemine, LA Dow
Short Tons as
Chlorine Location Company
Source: Olin Data
Reductions 2,540,000
Additions (462,000)
Total Reductions  2,078,000
80,000 Calvert City, KY Westlake
22,000 Various Sites Oxy
462,000 Total  Additions
70,000 McIntosh, AL SunBelt
80,000 Longview, WA Equachlor
210,000 Geismer, LA Vulcan C-A
Short  Tons as
Chlorine Location Company
2008 (154,000) Muscle Shoals, AL Oxy
Delayed 220,000 Baytown, TX Bayer
445,000* Total Announced Changes
49,000
330,000
Short  Tons
as Chlorine
2009 St. Gabriel, LA Pioneer
2007/2008 Plaquemine, LA Shintech
Timing Location Company
Annual demand growth at 0.8%/Yr = 110,000 Short Tons/Yr
* Includes delayed capacity
Announced Future Capacity Changes Announced Future Capacity Changes

Olin’s Chlor Alkali Contracts
Olin’s Chlor Alkali Contracts
• Olin contracts nearly 100% of its chlorine and
caustic sales
• On about two-thirds of the chlorine and caustic
volumes, prices change quarterly, with a
combination of formula-based and negotiated
pricing, and the balance is renegotiated annually or
semi-annually
• Many contracts have a one quarter lag in them,
which delays price increases in a tightening market
and delays decreases in a softening market
• Competitive forces dictate contract duration and
terms
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Metals
Metals
• Olin is the leading manufacturer of copper alloy
strip, and a leading manufacturer of brass rod in
the U.S.
• Olin possesses leading technology position
– 37 U.S. patents for High Performance Alloys
– 40 U.S. patents on various proprietary processing and
technical capabilities
• Olin is the leading copper alloy strip distributor in
the U.S. with 8 service/distribution centers located
in the U.S. and Puerto Rico, and 1 center located
in Mexico
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Metals
Metals
• During 2006, copper and zinc prices increased 84% and
137%, respectively, compared to 2005, which increased
operational costs and investment in working capital
• Higher natural gas prices and metal melting losses, due
to higher metal prices, reduced earnings by $21 million
compared to 2005
• Improved product pricing partially offset higher costs
• Benefit from plant closures and other actions in 2007
• Implemented an inventory reduction program that
reduced strip inventory levels by 10% in 2006 and is
expected to further reduce balances 20% over the next
two years and generate additional LIFO inventory gains
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Metals Outlook
Metals Outlook
• Moderating metals prices will help reduce metal
melting losses and reduce working capital
• US dollar coin program should add volume for the
strip business
• Expansion of our China distribution facility by
adding stamping capabilities
• We believe that we are the low cost metals producer
in the U. S. putting us in a preferred position with
regards to profitability
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Winchester Products
Winchester Products
Products
Products
End Uses
End Uses
Maintenance applications in power & concrete
industries, powder-actuated tools in construction
industry
Industrial products -- 8
gauge loads & powder-
actuated tool loads
Infantry and mounted weapons Small caliber military
ammunition
Hunters & recreational shooters, law
enforcement agencies
Winchester ® sporting
ammunition -- shot-
shells, small caliber
centerfire & rimfire
ammunition
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Winchester
Winchester
• Profits of $15.8 million in 2006 more than doubled
2005 levels
• Eight price increases announced since the beginning
of 2004 to offset higher commodity prices
• Continued increase in lead prices poses a challenge
for 2007
• Olin, as part of the General Dynamics team, was
awarded the second source small caliber ammunition
contract in 2004. We expect military sales to be
higher in 2007 than 2006 and 50% higher than 2004
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Financial Highlights
Financial Highlights
• Year end cash and short-term investments of $276
million exceed outstanding debt by nearly $25 million
• Exchanged $125 million of 9.125% bonds due in 2011
for new 6.75% bonds due 2016
• $80 million voluntary pension contribution in Q3
2006 coupled with higher discount rate and healthy
returns on plan assets cut funded status shortfall by
$148 million to $234 million
• 2007 pension expense expected to decrease by
approximately $15 million as compared to 2006
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Financial
Financial
Highlights
Highlights
(continued)
(continued)
• Voluntary transition by 25% of Metals and Winchester
hourly workers to Olin’s defined contribution plan from
the defined benefit pension plan
• Favorably settled all IRS audits through 2002 resulting
in a $22 million reduction in tax expense
• 2007 effective tax rate expected to be in the 34% to
35% range
• Capital spending levels, net of January sale leaseback
transaction, are expected to be $75 to $80 million in
2007 with 65% allocated to Chlor-Alkali to complete
bleach expansion and ongoing maintenance projects
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Investment Rationale
Investment Rationale
• Continued strong performance based on
– Relatively high ECU prices
– Cost reductions, moderating metals costs, better
pricing and restructuring in Metals
– Cost reductions, price increases and increased
Military revenue in Winchester
• Strong financial discipline
• Commitment to investment grade credit rating
• At current price levels, dividend yield
approximately 4.5%
• Dividend for 322 consecutive quarters
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Forward-Looking Statements
Forward-Looking Statements
This presentation contains estimates of future
performance, which are forward-looking
statements and actual results could differ
materially from those anticipated in the forward-
looking statements.  Some of the factors that could
cause actual results to differ are described in the
business and outlook sections of Olin’s Form 10-
K for the year ended December 31, 2006. This
report is filed with the U.S. Securities and
Exchange Commission.
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